Exhibit 10.22(c)

Confidential

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO

NON-EXCLUSIVE LICENSE AND DEVELOPMENT AGREEMENT

This Amendment to Non-Exclusive License And Development Agreement (“Amendment No. 2”), effective as of October 26, 2021 (“Amendment No. 2 Effective Date”), is entered into by and between FUJIFILM CELLULAR DYNAMICS, INC., having a place of business at 525 Science Drive, Madison, WI 53711 (“FCDI”), and SANA BIOTECHNOLOGY, INC., having a place of business at 188 East Blaine Street, Suite 400, Seattle, WA 98102 (“Licensee”).

WHEREAS, the parties entered into the certain Non-Exclusive License And Development Agreement dated February 1, 2021 and amended on April 12, 2021 (the “License Agreement”). The parties wish to amend the License Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.	Section 2.4 shall be deleted and replaced in its entirety with:

2.4.Use of iPSC Line(s) by Licensee Service Providers.  Licensee shall be liable for all acts and omissions by its Licensee Service Providers and those of Permitted Sublicensees in either case as if such acts and omissions were those of Licensee hereunder.  Licensee shall provide a quarterly report, no later than [***] calendar days after the end of each calendar quarter, including the name, contact information and address of each Licensee Service Provider with whom a Licensee Service Provider Agreement was entered into in the prior quarter, and shall require each Permitted Sublicensee to provide a quarterly report, no later than [***] calendar days after the end of each calendar quarter, including the name, contact information and address of each Licensee Service Provider with whom a Licensee Service Provider Agreement was entered into in the prior quarter.  Licensee shall be responsible for any breach of this Agreement by any Permitted Sublicensee or any Licensee Service Provider engaged by such Permitted Sublicensee.

2. Miscellaneous. Except as expressly set forth herein, the terms and conditions of the License Agreement shall remain in full force and effect.  In the event of any conflict between the terms and conditions of this Amendment No. 2 and the License Agreement, the terms and conditions set forth in this Amendment No. 2 shall control with respect to the subject matter hereof.

No provision of this Amendment No. 2 may be amended or otherwise modified except by a writing signed by the parties.  The parties may execute this Amendment No. 2 in counterparts,

Confidential

each of which will be deemed an original, but all of which constitute one and the same agreement.  This Amendment No. 2 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals.  This Amendment No. 2 shall be governed by the laws of the State of Wisconsin.

[signature page follows]

Confidential

IN WITNESS HEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the Amendment Effective Date.

FCDI:	LICENSEE:
FUJIFILM CELLULAR DYNAMICS, INC.	SANA BIOTECHNOLOGY, INC.
By:/s/ Takeshi Yamamoto Name:Takeshi Yamamoto________ Title: CEO/President__________________	By:/s/ Chris Pritchard Name:Chris Pritchard___________ Title: VP, Business Development________

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